SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 24, 2006

ABLE ENERGY, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-15035	22-3520840
(States or Other Jurisdiction of Incorporation)	(Commission file Number)	(IRS Employer Identification No.)

198 Green Pond Road, Rockaway, NJ	07866
(Address of Principal Executive Offices)	(Zip Code)

Registrants' telephone number, including area code (973) 625-1012

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒ Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 CFR 240.14a-2)

❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 24, 2006, Able Energy, Inc. issued the press release attached as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

Exhibits

99.1 Press release of Able Energy, Inc., dated March 24, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 24th day of March, 2006.

ABLE ENERGY, INC.

By:	/s/ Gregory D. Frost
Gregory D. Frost, CEO